THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.[1]

Chairman (Non-executive)

Jean-Marc Boillat

Director

Richard A. Brealey

Director

Alexandre de Takacsy

President

Director

Claude W. Frey

Director

Claus Helbig[1]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[1]

Director

Didier Pineau-Valencienne [1,3]

Director

Stephen K. West, Esq.[1,4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

[1] Audit Committee Member [2] Audit Committee Chair	[3] Governance/Nominating Committee Chair [4] Pricing Committee Chair

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in Appenzell, the Bahamas, Basel, Brig, Geneva, London, Lugano, Luxembourg, New York, Paris, Sion, Toronto, Vienna, Zug and Zurich.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Market Review

A year has passed since global stock markets reached their bottom in March 2009. While global economic growth has continued with a modest recovery in the U.S. and Europe, the recovery in Asia (excluding Japan) has been robust. As corporate earnings continue to recover, investors have moved funds from safer investments to riskier assets, including equities, corporate debt, commodities, and real estate. Indeed, ultra-low interest rates continue to be a major reason funds have been invested into these asset classes. Sceptics of a continuation of the market rallies of the past 12 months note that the greatest gains after a bear market are usually experienced in the first year of the rebound. Statistics show, however, while returns have eased in the second year, further gains have been experienced in more than 80% of the cases.

Global equities continued to advance in the first quarter of 2010, gaining nearly 10% in a volatile environment. From mid-January until the second week of February, the equity markets suffered in response to uncertainties surrounding monetary tightening in China and the financial situation in Greece. Encouraging economic data and better-than-expected corporate results helped investors to refocus on positive news. Although the global economy continued to recover, the U.S. housing market continued to be vulnerable and consumption remained weak, especially in the Eurozone. Recent U.S. job market indicators were positive, while confidence surveys improved in the services sector. This sector, crucial to the labor market, has lagged behind the industrial sectors until recently. Furthermore, corporate results are showing top line growth in earnings based on revenue increases, not solely on cost savings. Improved earnings quality was also reflected in higher profit margins and should lead to higher operating margins going forward. Corporate profits are still expected to rise by approximately 30% worldwide this year, reverting to the mean when considering them relative to Gross Domestic Product (GDP).

Emerging markets, which have been slower to recover from past crises, appeared positioned for their largest recovery in recent business cycles. Meanwhile, Chinese and Indian central banks recently raised their reserve requirements for banks. Chinese authorities took additional measures to cool down strong domestic growth in bank lending. Although these measures came earlier than expected, they are necessary to ensure longer-term robust economic growth while avoiding negative side effects such as rising long term inflation. Concerns over the timing and speed of the central banks’ exit from monetary stimulus programs remain the biggest underlying drag on global markets.

Currency and Macro Economic Data

The Eurozone recovery, after showing surprising strength in its early stage, has become more sluggish. Despite improvements in exports, supported by Asian demand for luxury goods, autos and other machinery, companies have started to meet demand

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

through reductions in inventories, suggesting that rebounds in actual production and consumption have been modest and have not kept pace with the rise in consumer sentiment. Consumption was a particularly weak aspect of the Eurozone recovery. Europe also faced challenges due to rising concerns about the sustainability of debt in its peripheral countries. Moreover, broad money supply was still contracting during the first quarter, indicating that the economic recovery in the Eurozone was still lagging the recovery in other emerging and developed countries.

The biggest risk factor during the quarter was Greece’s fiscal situation and the rising interest rates it has to pay on its government bonds. While both the size of its economy and the size of its debt are small compared to the other countries of the Eurozone, until Greece’s problems are resolved in a manner that restores market confidence, concerns about the fiscal soundness of other southern European countries will linger, and it is likely that the euro will remain under pressure. The Swiss franc appreciated by nearly 4% against the euro in the first quarter of 2010, leading the Swiss National Bank to intervene in order to prevent any further appreciation. On the other hand, the Swiss franc fell by slightly less than 2% against the U.S. dollar during the same period.

The Swiss economy grew by a stronger-than-expected rate of 0.7% in the fourth quarter of 2009 compared to the previous quarter, outpacing Europe, which grew by only 0.1%. In all of 2009, the Swiss economy contracted by 1.5% compared to a European contraction of 4.1%. The expansion in Switzerland was broad-based. All GDP components delivered positive growth. Exports in the fourth quarter of 2009 grew for the second consecutive quarter, this time by 3.2%. Swiss government debt has never been as excessive as the debt in other developed economies. Switzerland reported a fiscal surplus in 2009, and economists are expecting a very limited deficit in 2010. While major deficits are being experienced by countries throughout the world, particularly in developed economies, Swiss debt-to-GDP is likely to be below 50% over the next few years. Over the last five years, Switzerland has surpassed Europe in its rate of economic growth. One of the factors contributing to the growth is the increase of the population in Switzerland. The attraction of the Swiss financial marketplace in terms of low individual and corporate tax rates is also a contributor to its economic growth. The soundness of Switzerland’s public finances, a highly visible component of fiscal policy, is in sharp contrast with the situation of other countries in the Eurozone.

The robust increase of the KOF Economic Barometer (a combined reading of 12 economic indicators) in recent months, in combination with other encouraging figures, such as an extremely strong reading in the March Purchasing Managers’ Index, very robust retail sales and an improving labor market, all point toward sustained economic growth rates in the first half of 2010, perhaps exceeding expectations. The Swiss economy

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

has emerged from the global economic crisis in better shape than most other developed economies as a result of a more prudent fiscal policy. This is especially important in an environment where public debt is forcing governments to withdraw accommodative policies and to consider exit strategies.

Swiss Market Review

When compared to global world indices, the Swiss market proved to be quite resilient in the downturn. Despite some weakness in the Swiss Performance Index (SPI) in the first few weeks of the quarter, triggered by concerns about the burden of Swiss debt, Swiss equities recorded a gain of 6% for the quarter. The star performers were the personal and household goods (mainly luxury goods) sector, the travel and leisure sector and the industrial goods and services sector. The insurance sector outperformed banks, while healthcare, telecoms and utilities registered negative performance. The dispersion of returns among the sectors was quite striking with healthcare declining -1.0% compared to an increase of +20.6% for personal and household goods. This situation is not unusual in a cycle of economic recovery. Investors, looking for earnings surprises, have been actively pursuing companies with businesses geared towards discretionary spending by consumers and corporations.

Performance Review

The Fund began the year with a relatively conservative portfolio, emphasizing corporations that had surplus capital and that were generating a high level of free cash flow. The strategy was to increase exposure to companies that were expected to increase dividend payouts. In the context of a Swiss risk free rate of 1.8%, dividend yield is a significant driver of a company’s market performance. Management, however, has been carefully monitoring signs of improvement in the sales growth of cyclical industries. Most of the companies Management follows in the sector had been cutting costs fairly early in this down cycle and are now in a position to benefit from operating leverage. As more evidence of business improvement could be seen in the results reported in the fourth quarter of 2009 and from positive comments from corporate managements, the Fund increased its exposure to the cyclical sector, an action that also had the effect of raising the portfolio’s beta.

The number of the Fund’s holdings has been increased and new positions in the small and mid capitalization segments of the market have been initiated. As the Swiss economic recovery has been gaining strength, smaller companies have benefited from the upturn in business activities.

The main positive contributors to the Fund’s performance for the quarter were Swatch Group, Dufry Group, Zurich Financial Services and Temenos Group while Actelion and the Fund’s utility holdings were negative contributors.

The Fund benefited from its underweight in the banking sector and from its

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

overweight in the real estate sector. The Fund’s position remained relatively defensive at the end of the quarter with the small and mid-sized companies in the industrial sectors being slightly underweight and the allocations to the food and healthcare sectors being more in line with the SPI, the Fund’s benchmark. These allocations resulted in a slight underperformance compared to the SPI.

Sector Review

Food

Once again, Nestle’s growth and its continuing ability to generate cash proved it to be an attractive story compared to the rest of the sector. The company published strong results for the second half of 2009 with improvements in both pricing and sales volume. Nestle also announced that the proceeds from its sale of Alcon would finance acquisitions and a buy-back of at least 15 billion Swiss francs worth of its shares through 2011. The stock slightly outperformed the market during the quarter.

Financials, Banks, Insurance and Real Estate

In light of a string of positive macro-economic data, European financials managed to outperform the broad market. The low earnings base of financial companies led to very strong earnings growth compared to the prior year. In addition, bank loan loss provisions, although still elevated, improved, while the steep yield curve and the normalization of capital markets activity were propelling earnings for the financial sector. As institutional and private investors started to become less risk averse, fee income was also normalized. In the aggregate, Swiss banks outperformed the European banks, gaining 7% in the first quarter of 2010. Compared to the prior year, however, the Swiss banking sector lagged the U.S. and European banking sectors due, in part, to regulatory pressures and the debate on banking secrecy that weighed significantly on some of the stocks.

The performance of the Swiss banks was roughly in line with the SPI (gaining more than 6%) in the first quarter of 2010. The insurance sector, however, dramatically outperformed the SPI, posting an increase of 13%. An important contributor to the Fund’s performance came from its position in Zurich Financial Services, which was up 19% for the quarter.

Early in the year, UBS was impacted by negative news related to a federal investigation. The Federal Administrative Court ruled that a 2009 FINMA order to hand over client data to U.S. authorities was unlawful. At the end of February 2010, the Swiss Federal Council decided to seek parliamentary approval of the Administrative Assistance Agreement between Switzerland and the U.S.by mid-year. As a result, UBS’ stock corrected by more than 20% between mid-January and mid-February before reports of improvements in fixed income trading and a reduction in net new money outflows allowed it to finish the quarter in line with the SPI. The Fund’s underweight position in Credit Suisse, due to Management’s cautious

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

sector outlook, ended the quarter with a marginal underperformance compared to the SPI. As a general matter, regulatory uncertainty has raised concerns about business models and the fundamental outlook for global banks. As a result, banks have limited their risks and are being cautious in their dividend strategies. Exact rules are expected to be announced by the end of 2010, following impact assessments, and are likely to be implemented by the end of 2012. The regulatory reforms likely will have an effect on capital requirements, liquidity and funding, resulting in a significant effect on balance sheet growth. This uncertainty might weigh on risk appetite and sector performance for some time.

The real estate sector delivered strong returns compared to the SPI. The stellar performance of PSP Swiss Property (+16%), Swiss Prime Site (+14%) and Mobimo (+8%) contributed positively as the Fund was over weighted in all three stocks. This sector has a dividend yield of between 4% and 5% and is able to distribute dividends as a return of capital because the payment is treated as reduction in the nominal value of the shares.

Healthcare and Chemicals

In an environment where the macro-economic indicators turned more positive, the pharmaceutical sector was penalized. Although healthcare stocks had a decent absolute return for the period (the S&P Healthcare Index was up +4.5%), investors played the economic recovery by investing in the industrial and cyclical sectors that drove the performance of the major indexes. The total return on Roche was marginally positive (+0.5%) while Novartis (+4.4%) gained momentum on its purchase of Alcon (expected to close mid-2010), news flow from its product pipeline and its management reorganization with a newly appointed chief executive officer (CEO) and the split of its Chairman and CEO positions. The main catalyst for Novartis’ stock will be the regulatory outcome of its first multiple sclerosis drug, Gilenia, expected in mid-2010, and the clinical progress of other specialty care drugs. Positive news flow from its product pipeline should balance concerns about the impact on sales of its cardiovascular drug, Diovan, of the U.S. introduction of Merck’s generic version, Cozaar, in the second quarter of 2010. Roche was impacted by the lack of clinical efficacy of Avastin in additional therapeutic indications that could compromise its use in treating prostate and gastric cancer. Early in the year, the Fund increased its underweight position in Roche, since the stock was trading at a low historical value, and the Fund has maintained a market neutral stance on Novartis, reflecting Management’s strategic view on the sector allocation.

The companies’ European peers also performed poorly during the first quarter, reflecting investors’ general lack of interest in the defensive nature of the industry. Research and development productivity, future regulation of biogeneric drugs and adjustments to accommodate the new environment of healthcare reform continued

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

to be matters of concerns. Despite these issues, pharmaceutical companies have had an accommodating dividend policy and recent proposals to increase dividends were well received by the investors.

Passage of U.S. healthcare reform was nearly stopped in early January when the Democrats lost their supermajority in the Senate. The legislation was finally adopted with some differences between the House and the Senate proposals. Only minor changes, such as the obligation to cover children with pre-existing conditions, will affect the healthcare system before 2014. Beginning in 2014, the reform measures will be broadly applicable. The consequences of the reform for the pharmaceutical industry were well received by the market, which was relieved by the absence of a public option plan. In addition, the drug industry should benefit from the expansion of health coverage to the large number of still-uncovered Americans. Hospitals should also gain from broader coverage as, today, about 70% of hospital’s bad debts are associated with uninsured patients.

Pharmaceutical companies continued to further expand their restructuring programs, as early in the year GlaxosmithKline and AstraZenecca announced reductions in sales and administrative costs and in research and development programs. These initiatives are expected to have immediate effects on profitability. For the longer term, companies have taken strategic initiatives to protect their franchises (e.g. expanding the patent life of a drug or combination therapies) and to continue to look for attractive acquisition opportunities. In that respect, merger and acquisitions, as well as in-licensing activities, will benefit biotech companies, which offer the most innovative pipeline.

While the biotech sector lagged behind world indexes during the recovery period, the Nasdaq Biotech Index outperformed the MSCI World Index by 8% in the first quarter 2010, demonstrating a return of interest in the sector. In Switzerland, however, the sector continued to be affected by negative news. Actelion’s Tracleer did not meet its primary objective in idiopathic pulmonary fibrosis. In anticipation of the results, Management reduced the Fund’s exposure in the stock.

In the chemical sector, volumes started to recover early in the quarter and prices are expected to follow in the medium term. The gain in operating margins and net results will be dependent on cost cutting programs, which were implemented in varying degrees within the industry. In the area of crop protection chemicals and seeds, Syngenta’s performance will depend to some extent on weather conditions and on the visibility of the planting season in the Northern Hemisphere. In the crop protection business, the market contraction and increasing competition should continue to be a source of concern.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Utilities

The Fund reduced its exposure to the utility sector during the quarter. The allocation to this sector beyond its benchmark weight had been a drag on the Fund’s performance in 2009 and in the first quarter of 2010. Despite positive long-term prospects for electricity prices, the short to medium term outlook is negatively affected by greater price regulation and the need for increased capital expenditures. These factors also serve to keep dividends payouts at lower levels.

Investment Themes: Capital Expenditure and Consumer Spending in Emerging Markets

One of the Fund’s investment themes is the necessity for emerging markets to catch up to the increase in capital expenditure experienced by most markets. Capital expenditures have been lower than the depreciation of fixed assets for a long period, beginning with the implosion of the technology bubble in 2000. The current increase in global economic activity, combined with an increase in inflation, is expected to result in a return of confidence by corporate managers allowing for a resumption of investments. Corporate balance sheets, especially in the non-financial world, are very sound and the cost of issuing debt continues to go down. Switzerland offers an interesting array of mid and small capitalization companies in addition to a few large ones that are leaders in their fields and could benefit from that trend.

Because of the limited trading volume in some of these smaller companies, positions are built gradually. Expected returns have to be large enough to compensate for additional risk and the potential negative market impact of exiting positions. Management is concentrating on companies with pricing power due to market share leadership, to products which add value that is not easily matched or to serving local markets that are not influenced by global prices.

“Global brands” has also been an investment topic for the Fund this year. Management believes that global brands benefit from the structural uptrend in consumer spending in emerging markets without incurring pricing pressure from local competition. Strong brands have shown an ability to provide protection against price erosion and have allowed companies owning them to generate sustainable high return on equity over a business cycle.

Sales development for Swiss global brands, such as the ones owned by Swatch Group and Richemont, were positive again in the first quarter due to restocking and strong demand in Asia.

Another way to gain exposure to emerging market consumer spending is through international travel. The Fund has increased its exposure to Dufry Group, a duty free retailer concentrating on travel within the Mediterranean, Asian and Latin America “corridors”. The company completed a merger with its Brazilian subsidiary at the end of March. The merger will lead to a simpler structure and significantly higher market capitalization.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Private Equity

The Fund’s private equity investments have remained unchanged since the last quarter of 2009. These holdings include two limited partnerships (Zurmont Madison and Aravis Biotech II) and three direct equity investments (Synosia Therapeutics AG,

Kuros Biosurgery AG and NovImmune AG). As of March 31, 2010, these investments represent a total commitment of approximately 3.5%. An additional direct investment is expected to close in the second quarter of 2010.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return YTD as of 3/31/10	Total return as of year ended December 31													Cumulative Performance 12/31/96- 3/31/10
		2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	6.00%	-5.05%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	113.10%

Swiss Performance Index (SPI)	6.78%	23.18%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	139.16%

Swiss Market Index (SMI)	5.00%	18.27%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	74.34%

iShares Switzlerland[2]	5.66%	18.55%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	93.55%

CS EF (CH) Swiss Blue Chips[3,7]	6.05%	19.98%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	85.54%

UBS (CH) Equity Fund[4,7]	6.87%	22.44%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	92.94%

Pictet (CH) —Swiss Equities[5,7]	6.64%	27.00%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	109.43%

Saraswiss (Bank Sarasin)[6,7]	6.27%	18.62%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	72.95%

Sources : Bloomberg, management companies' websites and Citi Fund Services, LLC.

[1]

Performance of funds is based on changes in each fund's NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2]

Shares of iShares MSCI Switzerland are traded on the New York Stock Exchange and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland index. These stocks represent Switzerland's largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland's publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14 12/31/05=1.32, 12/31/06=1.22, 12/31/07=1.13, 12/31/08=1.06, 12/31/09=1.034, 03/31/10 = 1.053

[3]

This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

[4]

This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5]	This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.
[6]	This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.
[7]	These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Indices Performance Comparison

Year to Date December 31, 2009 through March 31, 2010
Performance in Swiss Francs

Swiss Performance Index (SPI)	6.78%

Swiss Helvetia Fund

Based on Net Asset Value	6.00%

Change in U.S. Dollar vs. Swiss Franc	1.82%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance
Based on Net Asset Value	4.11%

Based on Market Price	1.72%

S & P 500 Index	5.39%

MSCI EAFE Index	0.87%

Lipper European Fund Index (10 Largest)	-1.42%

Lipper European Fund Universe Average	-0.40%

Source: Citi Fund Services Ohio, Inc.

Outlook

The Swiss economy has emerged from the global economic crisis in better shape than most other developed economies thanks, among other factors, to a more prudent fiscal policy. Robust Swiss macro-economic data and the better-than-expected earnings figures should create a strong base for positive returns in Swiss equities in 2010. Companies’ profit growth should continue to be the fundamental driving force for the equity market even if short-lived market corrections occur after the twelve month rally started in March 2009. Meanwhile, risk aversion could resurge in the second quarter of

2010, implying higher volatility due to the exit strategies of the central banks and the end of fiscal stimulus in the developed economies. Since a further expansion of price to earnings multiples is unlikely, a recovery of top line growth will be crucial in the selection of stocks. The liquidity driven bull market is slowing and giving way to a phase that will likely be driven by expanding corporate profits. Emerging markets are already witnessing a contraction of free liquidity (the creation of liquidity in excess of GDP growth).

In this market environment, growth will come primarily from a continuation of the inventory cycle, modest consumer spending and a rise in capital expenditures. With the likelihood that inflation and interest rates will remain low for some time in the Eurozone, Swiss equities should be attractive compared to other investment alternatives. Swiss equities should continue to benefit from better-than-expected earnings as well as top line growth since they do not totally reflect the leverage from a robust economic rebound. Companies are at the point where they need to increase capital spending.

In mid-April the International Monetary Fund increased its forecast for global GDP growth in 2010 from 4.0% to 4.3% with high disparities among regions which could create volatility in currency trading. 2011 will be a more difficult year as government stimuli are withdrawn.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

The Fund will continue to take advantage of the defensive nature of the Swiss market, but it will also take the opportunity to select stocks to play the recovery cycle through exposure to companies with adjusted cost structures and operating leverages. The Fund will also follow its emerging market theme by investing in companies with exposure to growth markets.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited)	March 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 93.76%

Banks — 5.10%

243,000	Credit Suisse Group[2] Registered Shares	$12,547,670	2.85%
	A global diversified financial service company with significant activity in private banking, investment banking, asset management and insurance service. (Cost $9,244,741)

610,000	UBS AG1 Registered Shares	9,933,400	2.25%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $6,276,207)

		22,481,070	5.10%

Biotechnology — 4.11%

224,555	Actelion, Ltd.[1] Registered Shares	10,234,101	2.32%
	Biotechnology company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium. (Cost $13,361,358)

488,370	Addex Pharmaceuticals, Ltd.[3] Registered Shares	6,333,429	1.44%
Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent.
	(Cost $21,438,553)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

3,029	NovImmune SA4,5,6 Common Shares	$1,523,348	0.35%
	Active in the development of therapeutic antibodies to treat patients with autoimmune disorders, kidney transplants, Crohn’s disease and type 1 diabetes. (Cost $1,551,109)

		18,090,878	4.11%

Chemicals — 2.81%

44,500	Syngenta AG2 Registered Shares	12,379,079	2.81%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $10,523,501)

		12,379,079	2.81%

Commercial Services — 1.00%

3,200	SGS SA Registered Shares	4,420,503	1.00%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $4,144,258)

		4,420,503	1.00%

Construction & Materials — 2.89%

1,141	Belimo Holding AG Registered Shares	1,441,765	0.33%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $222,726)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — (continued)

2,000	Forbo Holding AG Registered Shares	$859,817	0.19%
	Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $697,166)

70,700	Holcim, Ltd.[1] Registered Shares	5,279,578	1.20%
	Produces building materials. (Cost $3,960,128)

3,057	Sika AG Bearer Shares	5,169,788	1.17%
	Leading producer of construction chemicals. (Cost $4,241,473)

		12,750,948	2.89%

Food & Beverages — 20.46%

135	Lindt & Sprungli AG Registered Shares	3,661,821	0.83%
	Major manufacturer of premium Swiss chocolates. (Cost $471,624)

1,686,000	Nestle SA2 Registered Shares	86,498,504	19.63%
	Largest food and beverage processing company in the world. (Cost $26,892,712)

		90,160,325	20.46%

Industrial Goods & Services — 9.39%

915,000	ABB, Ltd.[2] Registered Shares	20,020,379	4.54%
	The holding company for ABB Group, which is one of the largest electrical engineering firms in the world. (Cost $17,191,599)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

57,000	Adecco SA Registered Shares	$3,241,129	0.74%
	Supplies personnel and temporary help, and offers permanent placement services for professionals and specialists in a range of occupations. (Cost $2,592,710)

6,440	Inficon Holding AG Registered Shares	870,047	0.20%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring systems. (Cost $581,617)

54,744	Kuehne + Nagel International AG Registered Shares	5,549,555	1.26%
	Transports freight worldwide. (Cost $4,438,559)

75,000	Meyer Burger Technology AG Bearer Shares	1,881,146	0.43%
	Manufactures industrial cutting equipment. Produces wire, band, ID, OD and diamond wire saws, and slurry reclamation equipment. (Cost $1,934,144)

34,929	OC Oerlikon Corp. AG Registered Shares	1,188,691	0.27%
	Manufactures coating machinery, semiconductor assembly equipment, and satellite components. (Cost $2,884,944)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

18,000	Rieter Holding AG Registered Shares	$5,250,107	1.19%
Manufactures spinning systems, chemical fibre systems and noise control products. The company’s spinning and chemical fibre systems are used to process cotton and plastic and man-made fibres.
	(Cost $4,696,988)

5,964	Schweiter Technologies AG Bearer Shares	3,360,080	0.76%
Manufactures textile machinery used primarily in the production and treatment of yarn, thread and textile samples. Also produces machines for the assembly and packaging of semiconductor devices.
	(Cost $3,253,522)

		41,361,134	9.39%

Insurance — 5.45%

170,000	Swiss Re1 Registered Shares	8,382,500	1.90%
	Offers reinsurance and insurance linked financial market products (Cost $7,539,044)

60,800	Zurich Financial Services AG2 Registered Shares	15,613,738	3.55%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $13,692,559)

		23,996,238	5.45%

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Technology — 0.59%

168,000	Kuros Biosurgery AG4,5,6 Registered Shares	$2,585,721	0.59%
	Active in the development of biomaterials in the field of hard and soft tissue repair (healing process) for local therapy for trauma, wound and spine. (Cost $2,516,639)

		2,585,721	0.59%

Personal & Household Goods — 3.89%

53,600	Swatch Group AG2 Bearer Shares	17,120,631	3.89%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $13,243,276)

		17,120,631	3.89%

Pharmaceuticals — 22.55%

1,154,700	Novartis AG2 Registered Shares	62,476,999	14.18%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $32,095,886)

227,200	Roche Holding AG2 Non-voting equity securities	36,911,500	8.37%
	Worldwide pharmaceutical company. (Cost $4,015,648)

		99,388,499	22.55%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Real Estate & Infrastructure — 3.74%

31,000	Mobimo Holding AG Registered Shares	$5,625,386	1.27%
	Builds and renovates residential real estate and invests in commercial real estate. (Cost $4,747,595)

135,000	PSP Swiss Property AG Registered Shares	8,683,198	1.97%
	Owns and manages real estate. Owns a portfolio of office buildings in the financial and historic sections of the five largest Swiss cities. (Cost $7,878,569)

35,000	Swiss Prime Site AG Registered Shares	2,193,007	0.50%
	Owns business and mixed-use business/residential buildings in commercial centers in Switzerland. (Cost $2,028,007)

		16,501,591	3.74%

Retailers — 6.00%

276,000	Compagnie Financiere Richemont SA, Series A Bearer Shares	10,706,456	2.43%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $9,650,863)

No. of Shares	Security	Fair Value	Percent of Net Assets

Retailers — (continued)

142,818	Dufry Group[2] Registered Shares	$11,492,741	2.61%
	Operates duty-free shops in countries such as Tunisia, Italy, Mexico, France, Russia, the United Arab Emirates, Singapore, the Caribbean and the United States. (Cost $8,681,443)

10,600	Galenica AG Registered Shares	4,219,657	0.96%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $3,051,975)

		26,418,854	6.00%

Technology — 4.79%

260,000	Kudelski SA Bearer Shares	8,020,712	1.82%
	Designs and manufactures digital security products. (Cost $7,833,591)

444,000	Temenos Group AG1,2 Registered Shares	13,097,905	2.97%
	Provides integrated software for the banking sector. (Cost $9,208,584)

		21,118,617	4.79%

Utility Suppliers — 0.99%

735	Elektrizitats-Gessellschaft Laufenburg AG Bearer Shares	563,531	0.13%
	Operates nuclear and hydroelectric generating plants and sells excess power throughout Europe. (Cost $968,580)

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (continued)	March 31, 2010

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Utility Suppliers — (continued)

2,310	Romande Energie Holding SA Registered Shares	$3,818,726	0.86%
	Distributes electricity in the Canton of Vaud, provides repair and other electrical services to its customers. (Cost $5,692,026)

		4,382,257	0.99%

	Total Common Stocks (Cost $273,443,924)	$413,156,345	93.76%

Preferred Stocks —0.89%

3,162	NovImmune SA, Series B Preferred Shares[4,5,6]	2,026,317	0.46%
	Active in the development of therapeutic antibodies to treat patients with autoimmune disorders, kidney transplants, Crohn’s disease and type 1 diabetes. (Cost $2,062,306)

133,200	Synosia Therapeutics Holding AG, Series B Preferred Shares[4,5,6]	1,900,145	0.43%
	Active in the development of innovative treatment for central nervous system disease including Parkinson’s and Alzheimer’s disease. (Cost $1,740,546)

	Total Preferred Stocks (Cost $3,802,852)	3,926,462	0.89%

Convertible Corporate Bond — 1.61%

6,500,000	Adecco Investment Bond, 6.50%, 11/26/12 (Cost $6,387,196)	7,081,501	1.61%

	Total Convertible Corporate Bond (Cost $6,387,196)	7,081,501	1.61%

No. of Shares	Security	Fair Value	Percent of Net Assets

Private Equity Investments — 1.65%

	Aravis Biotech Il - Limited Partnership[4,5,6] (Cost $1,573,473)	$1,552,223	0.35%

	Zurmont Madison Private Equity, Limited Partnership[4,5,6] (Cost $7,876,791)	5,725,782	1.30%

	Total Private Equity Investments (Cost $9,450,264)	7,278,005	1.65%

Purchased Options — 0.01%

Call Options — 0.01%

118,750	Julius Baer Holding AG Expires 06/18/10 at 60.00 CHF	16,923	— %^

300,000	UBS AG Expires 06/18/10 at 20.00 CHF	31,353	0.01%

		48,276	0.01%

	Total Purchased Options (Cost $1,238,249)	48,276	0.01%

	Total Investments* (Cost $294,322,485)	431,490,589	97.92%

	Other Assets less Other Liabilities, net	9,157,548	2.08%

	Net Assets	$440,648,137	100.0%

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (Unaudited) (concluded)	March 31, 2010

^	Amount designated as “—” has been rounded to zero.
[1]	Non-income producing security.
[2]	One of the ten largest portfolio holdings.
[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities. Transactions during the year with companies which were affiliates are as follows:

Name of Issuer	Shares Held as of 12/31/09	Gross Additions	Gross Reductions	Income	Shares Held as of 3/31/10	Value as of 3/31/10
Addex Pharmaceuticals Ltd.	488,370	$—	$—	$—	488,370	$6,333,429

	488,370	$—	$—	$—	488,370	$6,333,429

[4]

Security valued by the Board’s Pricing Committee. Restricted security not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the value of these securities amounted to $15,313,536 or 3.48% of the Fund’s net assets. Additional information on the restricted securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007-November 17, 2009	$1,573,473
Kuros Biosurgery Holding AG	August 10, 2009-August 28, 2009	2,516,639
NovImmune SA — Common Shares	October 7, 2009-December 11, 2009	1,551,109
NovImmune SA — Preferred Shares	October 7, 2009-December 11, 2009	2,062,306
Synosia Therapeutics Holding AG	October 17, 2008-February 23, 2009	1,740,546
Zurmont Madison Private Equity, LP	September 13, 2007-December 22, 2009	7,876,791

		$17,320,864

[5]	Illiquid. There is no public market for these securities.
[6]	Security priced at fair value as determined by the Board’s Pricing Committee. At the end of the period, the value of these securities amounted to $15,313,536 or 3.48% of the Fund’s net assets.
*	Cost for Federal income tax purposes is $297,688,723 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$159,487,829
Gross Unrealized Depreciation	(25,685,963)

Net Unrealized Appreciation (Depreciation)	$133,801,866

The description of each investment shown on the Schedule of Investments was obtained from Bloomberg as of March 31, 2010.

See Notes to Schedule of Investments.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Valuation at Securities

The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss Exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are not such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options); however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (continued)

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2010:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$409,047,276	$—	$4,109,069	$413,156,345
Preferred Stock	—	—	3,926,462	3,926,462
Convertible Corporate Bond	—	7,081,501	—	7,081,501
Private Equity Investments	—	—	7,278,005	7,278,005
Purchased Options	48,276	—	—	48,276

Total Investments in Securities	$409,095,552	$7,081,501	$15,313,536	$431,490,589

*	Please see the Schedule of Investments for Industry classifications. The Industry Classification for Level 3 is Biotechnology (NovImmune SA) and Medical Technology (Kuros Biosurgery AG).

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures—Overall”. New disclosures and clarifications of existing disclosures are effective for interim periods while disclosures about purchases, sales, issuances, and settlements in the Level 3 roll forward of activity in fair value measurements are effective for interim and fiscal periods beginning after December 15, 2010. The Trust has adopted a policy of recognizing transfers between Level 1 and Level 2 at the reporting period end. For the three-month period ended March 31, 2010, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The inputs and valuation techniques used in valuing the private equity funds include an analysis of the underlying investments which includes consideration of their valuations and potential events that could have a material impact on their operations.

	Common Stock	Preferred Stock	Private Equity Investments
Balance as of 12/31/2009	$1,551,052	$6,630,615	$7,395,960
Change in Unrealized Appreciation/Depreciation	(27,704)	(118,432)	(117,955)
Net Purchases/(Sales)	—	—	—

Balance as of 3/31/2010	$1,523,348	$6,512,183	$7,278,005

C. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund’s exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is “covered”, meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (continued)

Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Transactions in options written during the period ended March 31, 2010, were as follows:

	Number of Contracts	Premiums Received
Outstanding, December 31, 2009	30,000	$762,490
Written	—	—
Exercised	—	—
Expired	—	—
Closed	(30,000)	(762,490)

Outstanding, March 31, 2010	—	$—

Market Value of Liability, March 31, 2010		$—

D. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

E. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Schedule of Investments (concluded)

Note 2—Private Equity and Other Illiquid Direct Investments

The Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the practical expedient as calculated on the reporting entity’s measurement date as the fair value of the investment. A listing of the investments held by the Fund and their attributes as of March 31, 2010 that qualify for these valuations are shown in the table below.

As of March 31, 2010, the Fund invested in private equity funds (limited partnerships). The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amounts disbursed to the private equity funds are shown in the table below:

Private Equity Funds—International (a)	Original Capital Commitment*	Unfunded Commitments	Fair Value as of March 31, 2010
Zurmont Madison Private Equity LP	$13,301,031	$5,435,355	$5,725,782
Aravis Biotech II LP	3,087,739	1,425,690	1,552,223

*	The original capital commitment represents 14,000,000 and 3,250,000 Swiss francs for Zurmont Madison Private Equity LP and Aravis Biotech II LP, respectively. The exchange rate as of March 31, 2010 was used for conversion and equals 1.05255.

(a)	This category includes two private equity funds that invest primarily in ventures, biotechnology and in management buyouts of industrial and consumer goods companies. There is no redemption right for the interests in these two funds. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a fund. If these investments were held, it is estimated that the underlying assets of each fund would be realized over 4 to 6 years.

Note 3—Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date of this filing.

THE SCHEDULE OF INVESTMENTS SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS WHICH ARE INCLUDED IN THE FUND’S SEMI-ANNUAL REPORT OR AUDITED ANNUAL REPORT. THESE REPORTS INCLUDE ADDITIONAL INFORMATION ABOUT CERTAIN SECURITY TYPES INVESTED IN BY THE FUND.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset value, AST will complete its purchases, even though

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Quarterly Report

For the

Period Ended

March 31, 2010